Great-West

Life &Annuity Insurance Company

Suitability Profile

Now that you have prequalified, we would like to take a minute to determine if this product is suitable for your current situation and your future needs and expectations.

Securities and insurance regulators require that we ask you these questions to determine if the product is suitable to your needs.

Owner Name __________________________________________ Date of Birth ______________

Product _____________________________________________________________

Financial Status: (i.e. annual income)

[ ]	Under $15,000	[ ]	$15,000 to $24,999
[ ]	$25,000 to $49,999	[ ]	$50,000 to 99,999
[ ]	$100,000 or more	[ ]	Declined to provide
[ ]	Other ____________

Liquid Net Worth:

[ ]	Under $25,000	[ ]	$25,000 to $49,999
[ ]	$50,000 to $99,999	[ ]	$100,000 to 249,999
[ ]	$250,000 or more	[ ]	Declined to provide
[ ]	Other ____________

Total Net Worth:

[ ]	Under $25,000	[ ]	$25,000 to $49,999
[ ]	$50,000 to $99,999	[ ]	$100,000 to 249,999
[ ]	$250,000 or more	[ ]	Declined to provide
[ ]	Other ___________

Estimated Tax Bracket: ______%

Investment Objectives:

Your investment objectives in purchasing this product (check all that apply):

[ ]	Retirement	[ ]	Child’s education
[ ]	Pass on to beneficiaries	[ ]	Living Expenses
[ ]	Growth for the future	[ ]	Tax Deferral
[ ]	Interest income

Excluding any systematic withdrawals, loans and partial surrenders, when do you expect to access the funds for this product?

[ ]	Less than one year	[ ]	Five to ten years
[ ]	One to five years	[ ]	Ten or more years
[ ]	Funds will not be needed

What type of financial products have you previously purchased or currently own (Check all that apply)?

[ ]	CD’s	[ ]	Stocks
[ ]	Mutual funds	[ ]	Fixed Annuities
[ ]	Individual Bonds	[ ]	Variable Annuities
[ ]	Traditional Life Insurance	[ ]	Variable Life Insurance

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[ ]	Other_______________	[ ]	None

Investor Profile Quiz	Strongly	Strongly
Disagree	Agree

1. I am a knowledgeable investor who understands	[	]1	[	]2	[	]3	[	]4	[	]5

the trade-off between risk and return, and I am

willing to accept a greater degree of risk to gain

the potential for higher returns.

2. I am willing to invest on a long-term basis.	[	]1	[	]2	[	]3	[	]4	[	]5

3. If one of my investments dropped 20% in value over	[	]1	[	]2	[	]3	[	]4	[	]5

six months due to a stock market fluctuation, I would

hold on to that investment, expecting to recover its value.

4. I have sources of savings other than this product to	[	]1	[	]2	[	]3	[	]4	[	]5

make me feel secure about my financial future.

Enter score at right	My total score is: _________

5. Time Horizon (Number of years until you expect to retire)

Using your results from the investment profile quiz and the number of years you have remaining until retirement, use the chart below to determine which Investment Profile best suits your needs.

Years to Retirement	Quiz Score 15-20	Quiz Score 9-14	Quiz Score 4-8
30 or more	Aggressive	Moderately Aggressive	Moderate
11-29	Moderately Aggressive	Moderate	Moderately Conservative
10 or fewer	Moderate	Moderately Conservative	Conservative

6. What is your overall Investor Profile?

Aggressive – Willing to invest with high degree of market risk in exchange for potentially high returns & maximum growth

Moderately Aggressive – Willing to assume short-term fluctuation and market risk for potential of consistent long-term growth

Moderately Conservative – Willing to take some risk to achieve higher potential gains, but more comfortable with a significant portion of savings in stable, lower-risk investments

Conservative – Willing to accept a lower potential return on investments in exchange for stable, lower-risk investments

____ My initials acknowledge that the investment allocation I’ve chosen is not in accordance with my investor profile and that I’m willing to take on the associated risks with my investment selection.

Your application may not be considered if this form is not completed and signed.

Owner Signature ___________________________________________________ Date:___________________

By signing below, the Registered Representative who solicited the application (where applicable) and Registered Principal accepting the account acknowledge verification of the suitability of the Applicant’s investment allocation.

Registered Representative Name (Please print) ____________________________________________________

Registered Representative Signature___________________________________ Date:____________________

Principal Name (Please print) __________________________________________________________________

Principal Signature_________________________________________________ Date:_____________________

Securities, when offered, are offered through GWFS Equities, Inc.,

a wholly owned subsidiary of Great-West Life & Annuity Insurance Company

8515 E. Orchard Road, Greenwood Village, CO 80111

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